EXHIBIT 99.1

Consumer Portfolio Services, Inc. Nasdaq: CPSS As of September 30, 2006

Cautionary Statement Information included in the following slides is believed to be accurate, but is not necessarily complete. Such information should be reviewed in its appropriate context. The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed. To the extent that one reading the following material nevertheless makes such an inference, such inference would be a forward-looking statement, and would be subject to risks and uncertainties that could cause actual results to vary. Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent sub-prime financing, and exposure to litigation.
, and exposure to litigation.

Reference to Public Reports Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission's EDGAR search page (http://www.sec.gov/edgar/searchedgar/companysearch.html) using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described under the caption "Forward-looking Statements" in Item 7 of CPS's annual report on Form 10-K, which report is on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

Consumer Portfolio Services, Inc. Specialty finance company focused on sub-prime auto market Established in 1991; IPO in 1992 Irvine, California headquarters and three servicing branches in Virginia, Florida and Illinois

Consumer Portfolio Services, Inc. Through September 30, 2006, approximately $6.8 billion in contract purchases from auto dealers As of September 30, 2006, managed portfolio of approximately $1.48 billion Approximately 740 employees

U.S. Auto Finance Market 2005 U.S. auto financing = $407 billion (1) $211 billion new; $196 billion used Company estimates 20%, or $81 billion is “sub-prime” Historically fragmented market with few long-term dominant players Significant barriers to entry (1)According to CNW Marketing Research, Inc.

Major Market Participants AmeriCredit Capital One Triad HSBC/Household Wells Fargo CitiFinancial Chase Custom Manufacturers’ Captives

The CPS Landscape as of September 30, 2006 Contracts with over 7,300 dealers in 47 states 81 employee marketing reps in the field and 6 in-house West coast headquarters and three strategically located servicing branches

The CPS Landscape Primarily factory franchised dealers Contract Purchases for the nine months ended September 30, 2006 Factory Franchised 89%Rental Car Companies 1% Independents (1) 10% (1) Includes contract purchases of TFC, a subsidiary that targets enlisted members of U.S. Armed Forces

The CPS Landscape CPS’s risk-adjusted pricing results in program offerings covering a wide band of the credit spectrum New contract acquisitions for the nine months ended September 30, 2006 Program Avg Yield % (1) Avg Amount Financed $ Avg FICO % of Purchases (2) Preferred 12.520,002604 518 523 512 519 519 n/a 3% Super Alpha 15.319,507 12% Alpha Plus 17.117,570 19% Alpha 19.2 15,308 46% Standard 22.8 13,009 8% Mercury / Delta 26.411,589 7% First Time Buyer 27.2 11,366 5% (1)Contract APR as adjusted for fees charged (or paid) to dealer. (2)Under the CPS programs

The CPS Landscape Primarily late model pre-owned vehicles 17% New 83% Pre-owned 0% 5% 10% 15% 20% 25% 30% 2006 2005 2004 2003 2002 2001 Earlier Securitization 2006-C Principal Balances by Model Year The CPS Landscape Affordable, basic transportation vehicles Average vehicle sales price of $15,677 Average monthly payment of $386 for 63 months PONT 7% KIA 5% SUZU 4% CHEV 20% DODG 12% FORD 18% MITS 3% CHRY 6% HYUN 3% TOYO 3% NISS 5% Others 14% New contract acquisitions under the CPS programs for the nine months ended September 30, 2006

The CPS Landscape Affordable, basic transportation vehicles Average vehicle sales price of $15,677⑀⏇Average monthly payment of $386 for 63 months PONT 7% KIA 5% SUZU 4% CHEV 20% DODG 12% FORD 18% MITS 3% CHRY 6% HYUN 3% TOYO 3% NISS 5% Others 14% New contract acquisitions under the CPS programs for the nine months

The CPS Landscape An emphasis on stable obligors with the ability to rehabilitate their credit profile New contract acquisitions under the CPS programs for the nine months ended September 30, 2006 Average age - 37 years Average time in job- 5 years Average time in residence- 5 years Average household income- $40,332 per year Percentage of homeowners 18%

Contract Originations Centralized contract originations at Irvine HQ Maximizes control and efficiencies Proprietary auto-decisioning system Makes initial credit decision on approximately 90% of incoming applications Enhances dealer service by shortening response time Pre-funding verification of employment, income and residency Protects against dealer and obligor fraud

Contract Originations Infrastructure to Support Significant Originations Volumes02004006008001,0001,2001991199219931994199519961997199819992000200120022003200420052006 Annual Volumes ($ in millions) 2006 originations through September Since inception through September 30, 2006 the Company has originated over $6.8 billion

Contract Servicing Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance Offices are tied into the central database and paperless collection system Early contact on past due accounts; commencing as early as first day after due date Early stage workload supplemented by automated intelligent predictive dialer Workloads allocated based on specialization which enhances efficiencies

Successful Acquisitions Entity-Date and Purchase Price-Comments MFN Financial Corp.-March 2002 $123.2 million- $380 million portfolio $17.4 million negative goodwill The Finance Company-May 2003 $23.7 million- $150 million portfolio CPS maintains presence in TFC military niche SeaWest Financial Corp. (Purchase of certain assets only)-April 2004 $63.2 million- $75 million portfolio acquired ⑀⏇Servicing for additional $100 million

Portfolio Financing Two short-term warehouse facilities aggregating $350 million Quarterly “AAA” rated asset-backed securities provide long-term matched funding Use of multiple bond insurers enhances liquidity and structural flexibility Sale of subordinated tranches increases liquidity

Portfolio Financing

The Company has been a regular issuer of rated ABS since 1994

Through Q3 2006: 42 deals aggregating over $4.9 billion


$ in millions
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Outstanding Balance
Original Balance
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Other Financing ($ in thousands) Outstanding at September 30, 2006 Source Terms Comments $24,243, Residual Interest Financing, 8.36% Amortizing with related ABS, 2ndrated “NIM” transaction by CPS $40,000, Senior Debt -Affiliate of Levine Leichtman, 11.75% 2006 and 2007 maturities, A lender to CPS since 1998 $9,936, Sub. Debt - Renewable Notes, Wtdrate 9.46% Wtdorigterm 28 months , Shelf registration effective May 2005

Total Managed Portfolio Composition by Source ($ in millions)$0$200$400$600$800$1,000$1,200$1,400$1,600Dec-02Dec-03Dec-04Dec-05Sep-06SeaWest 3rd PartySeaWest TFCMFN CPS Primary Driver of Growth is CPS “Organic” Contract Purchases with over 95% now On Balance Sheet$1,481 mm$595 mm

Asset Performance Average Annual Net Credit Losses Consistent Performance and Positive Trends MFN recoveries now exceed incremental losses Through Q3 2006 CPS MFN TFC

TFC Asset Performance Receivables and Repo Inventory 30 Plus Days Past Due Three quarter rolling averages Consistent Performance and Positive Trends* MFN transactions called in August 2005. 06CPS MFN*

Asset Performance Average ABS Pool Cumulative Net Credit Losses as of September 30, 2006Consistent Performance and Positive Trends ABS pools from 2003 onward exhibit substantially better performance Months seasoned

Asset Performance Auction Values for Repossession Sales Have Steadily Improved (1) 50% Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 CPS Portfolio

Asset Performance Repossession Sales for CPS Portfolio in Q3 2006⑀⏇Least fuel efficient vehicles comprised less than 10% of all vehicles sold Full-size SUV’s and trucks sold for 48% of contract balance vs. 45% for other vehicles25%5%3%6%34%14%11%2%Compact Ca Full-size Car Full-size SUV Full-size Truck Mid-size Car Mid-size SUV Mid-size Truck Sports Car

Summary Balance Sheets ($ in thousands) September 30, 2006 December 31, 2005 December 31, 2004 Assets $ 17,789 157,662 913,576 25,220 40,897 $ 1,155,144 $ 19,779 35,350 43,745 924,026 58,655 1,081,555 73,589 $ 1,155,144 Cash $ 15,302 $ 14,366 Restricted Cash 197,074 125,113 Finance receivables, net of allowance 1,305,293 550,191 Residual interest in securitizations 17,847 50,430 Other Assets 63,004 26,499 $ 1,598,520 $ 766,599 Liabilities Other debt 49,936 74,829 1,516,821 696,679 Accounts payable and other liabilities $ 22,104 $ 22,552 Warehouse lines of credit 64,816 34,279 Residual interest financing 24,243 22,204 Securitization trust debt 1,355,722 542,815 Shareholders’ equity 81,699 69,920 $ 1,598,520 $ 766,599

Summary Statements of Operations ($ in thousands) Nine Months Ended Year Ended September 30, 2006 $ 188,189 2,436 8,344 198,969 28,349 31,204 65,412 Impairment on residual 0 0 0 11,750 65,322 190,287 8,6820 $ 8,682 $0.36 September 30, 2005 December 31, 2005 December 31, 2004 Revenues $ 171,834 6,647 15,216 193,697 40,384 39,285 51,669 58,987 190,325 3,3720 $ 3,372 $0.14 Interest income $ 122,015 $ 105,818 Servicing fees 5,492 12,480 Other income 11,477 14,394 138,984 132,692 Expenses Employee costs 29,657 38,173 Income (loss) 1,704 (15,888) Income tax expense 0 0 General and administrative 28,427 33,936 Interest 35,842 32,147 Provision for credit losses 43,354 32,574 137,280 148,580 Net income (loss) $ 1,704 $ (15,888) EPS (fully diluted) $0.07 $(0.75)

Selected Financial Data ($ in millions) Nine Months Ended Years Ended December 31, Auto contract purchases Total managed portfolio Risk-adjusted margin (1) Core operating expenses (2) $ amount % of average managed portfolio Total delinquencies and repossessions (% of total managed portfolio) Annualized net charge-offs (% of average managed portfolio) September 30, 2005 $502.5 $1,480.7 $1,055.9$1,121.7 $906.9 $743.5 57.5 $ 42.8$ $61.2$41.1$22.9 58.1$ 7.9% 4.9% 4.9% September 30, 2006 2005 2004 2003 $777.7 $691.3 $447.2 $72.1 8.4% 5.6% 7.8% $357.3 59.6$ $79.7 $68.7 6.1% 8.0% 10.4% 4.0% 5.3% 6.8% 5.0% (1) Interest income less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses less interest expense and impairment loss on residual asset.

Investment Merits CPS has weathered industry turbulence to remain one of the few independent public auto finance companies Attractive industry fundamentals Disciplined approach to credit quality and servicing Demonstrated growth in new contract acquisitions and total managed portfolio

Investment Merits Recurring revenue model and sound quality of earnings Operating leverage through economies of scale Opportunistic, successful acquisitions Stable senior management team with significant equity ownership -senior management, including vice presidents, average 12 years of service with the Company

Consumer Portfolio Services, Inc. Nasdaq: CPSS